Exhibit 10.6

FIRST SUPPLEMENTAL INDENTURE

First Supplemental Indenture (this “Supplemental Indenture”), dated as of May 31, 2023, by and among Diebold Nixdorf, Incorporated, an Ohio corporation (the “Company”), the Guarantors (as defined in the Indenture referred to below) party thereto, U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), and GLAS Americas LLC, as collateral agent (the “Collateral Agent”).

W I T N E S S E T H

WHEREAS, each of the Company, the Guarantors, the Trustee, and the Collateral Agent are party to the Amended and Restated Senior Secured Notes Indenture, dated as of December 29, 2022 (the “Indenture”), providing for the issuance of 9.375% Senior Secured Notes due 2025 (the “Notes”);

WHEREAS, pursuant to Section 9.02 of the Indenture, the Company, the Guarantors, the Trustee and the Collateral Agent may amend or supplement the Indenture and the Notes with the consent of the Holders of a majority (or such higher amount as may be required) in aggregate principal amount of the then outstanding Notes (collectively, the “Requisite Consents”);

WHEREAS, pursuant to Section 9.02(a) of the Indenture, the Company desires to amend the definition of “Refinancing Indebtedness” in the Indenture (the “Amendment”) to permit the incurrence of indebtedness to refinance the Superpriority Credit Facility pursuant to a debtor-in-possession financing;

WHEREAS, as of (or prior to) the date hereof, the Company has received and caused to be delivered to the Trustee evidence of receipt of the Requisite Consents from or on behalf of Holders to amend the Indenture to reflect the Amendment;

WHEREAS, pursuant to Section 9.06 of the Indenture, upon delivery to the Trustee of an Officer’s Certificate to the effect that the Amendment was made in accordance with the provisions of the Indenture, the Trustee shall execute any documents reasonably requested by the Company in order to evidence the Amendment;

WHEREAS, the Trustee has received an Officer’s Certificate and Opinion of Counsel in connection with the Amendment and the Trustee’s execution of this Supplemental Indenture;

WHEREAS, pursuant to Section 9.02 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture to evidence the Amendment.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. Amendment Regarding Refinancing Indebtedness. Upon this Section 2 becoming operative in accordance with Section 5 below, the definition of “Refinancing Indebtedness” in Section 1.01 of the Indenture is deleted in its entirety and replaced with the following:

“Refinancing Indebtedness” means Indebtedness that is Incurred in exchange or replacement for, or to refund, refinance, replace, exchange, renew, repay, prepay, purchase, redeem, defease, retire or extend (including pursuant to any defeasance or discharge mechanism) (collectively, “refinance,” “refinances,” “refinanced” and “refinancing” shall each have a correlative meaning) any Indebtedness existing on the Issue Date or Incurred in compliance with this Indenture (including additional Indebtedness Incurred to pay premiums (including tender premiums), defeasance costs, accrued interest and fees and expenses (including fees and expenses relating to the Incurrence of such Refinancing Indebtedness) in connection with any such refinancing) including Indebtedness that refinances Refinancing Indebtedness or Incurred in connection with a repurchase, redemption or similar transaction, whether by tender offer, open market purchases, negotiated transactions or otherwise, in each case including by exchange offers and private exchanges; provided, however, that:

(1) (a) if the Stated Maturity of the Indebtedness being refinanced is earlier than the Stated Maturity of the Notes, the Refinancing Indebtedness has a Stated Maturity no earlier than the Stated Maturity of the Indebtedness being refinanced or (b) if the Stated Maturity of the Indebtedness being refinanced is later than the Stated Maturity of the Notes, the Refinancing Indebtedness has a Stated Maturity later than the Stated Maturity of the Notes;

(2) the Refinancing Indebtedness has an Average Life at the time such Refinancing Indebtedness is Incurred that is equal to or greater than the Average Life of the Indebtedness being refinanced;

(3) such Refinancing Indebtedness is Incurred in an aggregate principal amount (or if issued with original issue discount, an aggregate issue price) that is equal to or less than the sum of the aggregate principal amount (or if issued with original issue discount, the aggregate accreted value) then outstanding of the Indebtedness being refinanced (plus, without duplication, any additional Indebtedness Incurred to pay premiums required by the instruments governing such existing Indebtedness or tender premiums, defeasance costs, accrued interest and fees and expenses in connection with any such refinancing);

(4) if the Indebtedness being refinanced is subordinated in right of payment to the Notes or the Note Guarantees, such Refinancing Indebtedness is subordinated in right of payment to the Notes or the Note Guarantees on terms at least as favorable to the Holders as those contained in the documentation governing the Indebtedness being refinanced;

(5) if the Indebtedness being refinanced is secured, the Liens securing such Refinancing Indebtedness have a Lien priority equal or junior to the Liens securing the Indebtedness being refinanced (and, if the Indebtedness being refinanced is unsecured, the Refinancing Indebtedness Incurred in respect of such Indebtedness may not be secured with any Liens);

(6) Refinancing Indebtedness shall not include Indebtedness of a Non-Guarantor Subsidiary that refinances Indebtedness of the Company or a Guarantor; and

(7) Refinancing Indebtedness shall not be Guaranteed or secured by additional guarantors or collateral, respectively, relative to the refinanced Indebtedness;

provided, however, the foregoing requirements of clauses (1) through (7) above shall not apply to any Indebtedness incurred to refinance the Superpriority Credit Facility pursuant to a debtor-in-possession financing under applicable Bankruptcy Laws, which any such refinancing is expressly deemed “Refinancing Indebtedness” and permitted hereunder.

3. Costs and Expenses of the Trustee and Collateral Agent. The Company and the Guarantors agree to pay all reasonable out-of-pocket costs and expenses of (i) the Trustee (including the reasonable fees, charges and disbursements of Thompson Hine LLP, as counsel to the Trustee), and (ii) the Collateral Agent (including the reasonable fees, charges and disbursements of White & Case LLP, as counsel to the Collateral Agent), in each case, in connection with the preparation, execution and delivery of this Supplemental Indenture, which amounts, for the avoidance of doubt, shall constitute Obligations under the Indenture and the other Note Documents.

4. Obligations of the Trustee and Collateral Agent. The Trustee and the Collateral Agent are entering into this Supplemental Indenture solely in their respective capacities as Trustee and Collateral Agent under the Indenture and pursuant to the Requisite Consents. The Company and the Guarantors (a) confirm that this Supplemental Indenture imposes no duty on the Trustee and the Collateral Agent to take any action or to exercise any of the powers granted to them (other than as expressly set forth herein) and (b) all rights, protections, indemnities and benefits granted to the Trustee and the Collateral Agent in the Note Documents are hereby reaffirmed with respect to each of their actions taken pursuant to this Supplemental Indenture and incorporated as if fully set forth in this Supplemental Indenture.

5. Effectiveness. This Supplemental Indenture will become effective immediately upon its execution and delivery by the parties hereto; provided, however, that the provisions of Section 2 hereof shall not become operative until the release of the guarantees of the German-domiciled Guarantors under the Indenture, the Superpriority Credit Facility and the 2025 Credit Facility as contemplated by Section 9.02(f) of the Indenture.

6. Construction. Except as otherwise expressly provided or unless the context otherwise requires, the rules of construction set forth in Section 1.03 of the Indenture shall apply to this Supplemental Indenture mutatis mutandis.

7. Governing Law. THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE, WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

8. Waiver of Jury Trial. EACH OF THE COMPANY, THE GUARANTORS, THE TRUSTEE AND THE COLLATERAL AGENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE INDENTURE, THE NOTES, THE NOTE GUARANTEES OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

9. Severability. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability.

10. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be deemed an original, but all of them together represent the same agreement. Delivery of an executed counterpart of a signature page to this Supplemental Indenture by facsimile, email or other electronic means shall be effective as delivery of a manually executed counterpart of this Supplemental Indenture.

11. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

12. Successors. All agreements of each of the Company, the Guarantors, the Trustee and the Collateral Agent in this Supplemental Indenture shall bind its successors, except as otherwise provided in the Indenture. All agreements of the Trustee and the Collateral Agent in this Supplemental Indenture shall bind their successors.

13. Ratification of Indenture; Supplemental Indenture Part of Indenture. Except as expressly amended hereby, the Indenture and the Notes are in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture does not constitute a novation of the Indenture or the Notes. Nothing in this Supplemental Indenture is intended, or shall be construed, to constitute an accord and satisfaction of any of the Obligations. This Supplemental Indenture shall form a part of the Indenture for all purposes, and each Note issued thereunder heretofore or hereafter authenticated and delivered shall be bound hereby. From and after the date of this Supplemental Indenture, (a) each reference in the Indenture to “this Indenture,” “hereunder,” “herein,” “hereof” or words of similar import referring to the Indenture shall mean and be a reference to the Indenture as amended, restated, amended and restated, supplemented, waived or otherwise modified (including, without limitation, as it is amended, restated, amended and restated, supplemented, waived or otherwise modified pursuant to this Supplemental Indenture) and (b) each reference in the Notes to the Indenture shall mean and be a reference to the Indenture as amended, restated, amended and restated, supplemented, waived or otherwise modified (including, without limitation, as it is amended, restated, amended and restated, supplemented, waived or otherwise modified pursuant to this Supplemental Indenture).

[Signature Pages Follow]

DIEBOLD NIXDORF, INCORPORATED

By:	/s/ Jonathan Leiken
Name: Jonathan Leiken
Title: Executive Vice President, Chief Legal Officer & Corporate Secretary

DIEBOLD GLOBAL FINANCE CORPORATION

By:	/s/ Jonathan Leiken
Name: Jonathan Leiken
Title: President

DIEBOLD HOLDING COMPANY, LLC

By:	/s/ Jonathan Leiken
Name: Jonathan Leiken
Title: President

DIEBOLD SST HOLDING COMPANY, LLC

By:	/s/ Jonathan Leiken
Name: Jonathan Leiken
Title: President

GRIFFIN TECHNOLOGY INCORPORATED

By:	/s/ Jonathan Leiken
Name: Jonathan Leiken
Title: President

DIEBOLD SELF-SERVICE SYSTEMS

By:	/s/ Jonathan Leiken
Name: Jonathan Leiken
Title: President

[Signature Page to First Supplemental Indenture (9.375% Senior Secured Notes due 2025)]

DIEBOLD NIXDORF TECHNOLOGY FINANCE, LLC

By:	/s/ Jonathan Leiken
Name: Jonathan Leiken
Title: President

DIEBOLD NIXDORF CANADA, LIMITED

By:	/s/ Jonathan Leiken
Name: Jonathan Leiken
Title: Vice President and Secretary

DIEBOLD CANADA HOLDING COMPANY INC.

By:	/s/ Jonathan Leiken
Name: Jonathan Leiken
Title: Vice President and Secretary

DIEBOLD NIXDORF B.V.

By:	/s/ Hendrik Roelof Schouten
Name: Hendrik Roelof Schouten
Title: Managing Director

By:	/s/ Michael Engel
Name: Michael Engel
Title: Managing Director

DIEBOLD NIXDORF GLOBAL HOLDING B.V.

By:	/s/ Elizabeth Christine Radigan
Name: Elizabeth Christine Radigan
Title: Managing Director A

By:	/s/ Hendrik Roelof Schouten
Name: Hendrik Roelof Schouten
Title: Managing Director B

DIEBOLD NIXDORF BV

By:	/s/ Nancy De Troyer
Name: Nancy De Troyer
Title: Finance director

[Signature Page to First Supplemental Indenture (9.375% Senior Secured Notes due 2025)]

DIEBOLD NIXDORF DUTCH HOLDING B.V.

By:	/s/ Elizabeth Christine Radigan
Name: Elizabeth Christine Radigan
Title: Managing Director A

By:	/s/ Hendrik Roelof Schouten
Name: Hendrik Roelof Schouten
Title: Managing Director B

DIEBOLD NIXDORF SOFTWARE PARTNER B.V.

By:	/s/ Michael Engel
Name: Michael Engel
Title: Managing Director

DIEBOLD NIXDORF SOFTWARE CV

By:	/s/ Hendrik Roelof Schouten
Name: Hendrik Roelof Schouten
Title: Authorized Signatory

DIEBOLD NIXDORF GLOBAL SOLUTIONS B.V.

By:	/s/ Hendrik Schouten
Name: Hendrik Schouten
Title: Managing Director

DIEBOLD NIXDORF S.A.S.

By:	/s/ Octavio Marquez
Name: Octavio Marquez
Title: President

DIEBOLD NIXDORF HOLDING GERMANY GMBH

By:	/s/ Olaf Heyden
Name: Olaf Heyden
Title: Managing Director

[Signature Page to First Supplemental Indenture (9.375% Senior Secured Notes due 2025)]

WINCOR NIXDORF INTERNATIONAL GMBH

By:	/s/ Jörn Förster
Name: Jörn Förster
Title: Managing Director

DIEBOLD NIXDORF SYSTEMS GMBH

By:	/s/ Jörn Förster
Name: Jörn Förster
Title: Managing Director

DIEBOLD NIXDORF DEUTSCHLAND GMBH

By:	/s/ Frank Johann
Name: Frank Johann
Title: Managing Director

DIEBOLD NIXDORF LOGISTICS GMBH

By:	/s/ Christina Wieber
Name: Christina Wieber
Title: Managing Director

DIEBOLD NIXDORF GLOBAL LOGISTICS GMBH

By:	/s/ Christina Wieber
Name: Christina Wieber
Title: Managing Director

WINCOR NIXDORF FACILITY GMBH

By:	/s/ Jörn Förster
Name: Jörn Förster
Title: Managing Director

DIEBOLD NIXDORF REAL ESTATE GMBH & CO. KG

By:	/s/ Jörn Förster
Name: Jörn Förster
Title: Managing Director

[Signature Page to First Supplemental Indenture (9.375% Senior Secured Notes due 2025)]

DIEBOLD NIXDORF BUSINESS ADMINISTRATION CENTER GMBH

By:	/s/ Jörg Kleinschmidt
Name: Jörg Kleinschmidt
Title: Managing Director

IP MANAGEMENT GMBH

By:	/s/ Olaf Heyden
Name: Olaf Heyden
Title: Managing Director

DIEBOLD NIXDORF VERMÖGENSVERWALTUNGS GMBH

By:	/s/ Olaf Heyden
Name: Olaf Heyden
Title: Managing Director

DIEBOLD NIXDORF SECURITY GMBH

By:	/s/ Jörn Förster
Name: Jörn Förster
Title: Managing Director

DIEBOLD NIXDORF OPERATIONS GMBH

By:	/s/ Michael Schutt
Name: Michael Schutt
Title: Managing Director

DIEBOLD NIXDORF FINANCE GERMANY GMBH

By:	/s/ Jörn Förster
Name: Jörn Förster
Title: Managing Director

[Signature Page to First Supplemental Indenture (9.375% Senior Secured Notes due 2025)]

DIEBOLD NIXDORF S.R.L.

By:	/s/ Ewa Porebska
Name: Jonathan Leiken
Title: Director

DIEBOLD NIXDORF SP. Z O.O.

By:	/s/ Stanislav Zrcek
Name: Stanislav Zrcek
Title: Member of the Management Board

DIEBOLD NIXDORF BPO SP. Z O.O.

By:	/s/ Adrian Gawrys
Name: Adrian Gawrys
Title: Managing Director

DIEBOLD NIXDORF S.L.

By:	/s/ Antonio Albarrán Rodriguez
Name: Antonio Albarrán Rodriguez
Title: Director

DIEBOLD NIXDORF AB

By:	/s/ René Lauxtermann
Name: René Lauxtermann
Title: Director

DIEBOLD NIXDORF (UK) LIMITED

By:	/s/ Paul Young
Name: Paul Young
Title: Director

[Signature Page to First Supplemental Indenture (9.375% Senior Secured Notes due 2025)]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:	/s/ David A. Schlabach
Name: David A. Schlabach
Title: Vice President

GLAS AMERICAS LLC, as Collateral Agent

By:	/s/ Jeffrey Schoenfeld
Name: Jeffrey Schoenfeld
Title: Vice President

[Signature Page to First Supplemental Indenture (9.375% Senior Secured Notes due 2025)]